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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-82247, 333-82619, 333-89401, 333-91705,
333-86737, 333-80151, 333-91163, 333-91161 and 333-51312.


                                        /s/ Arthur Andersen LLP


Denver, Colorado,
  March 21, 2001.